Exhibit 99.02

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

Onslow Bay Financial LLC
1211 Avenue of the Americas, Suite 4100
New York, New York 10036

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of mortgage loans in connection with the proposed offering of Onslow Bay Funding LLC, Mortgage-Backed Notes, Series 2026-AHC4. Onslow Bay Financial LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, BofA Securities, Inc. (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On July 27, 2026, representatives of AmeriHome Mortgage Company, LLC, on behalf of the Company, provided us with a computer-generated mortgage loan data file and related record layout containing data, as represented to us by the Company, as of the close of business July 24, 2026, with respect to 631 mortgage loans (the “Statistical Data File”). At your instruction, we randomly selected 63 mortgage loans from the Statistical Data File (the “Sample Loans”) and performed certain comparisons and recomputations for each of the Sample Loans relating to the mortgage loan characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1.       Seller loan number (for informational purposes only)

2.       Original loan amount

3.       Original interest rate

4.       First payment date of loan

5.       State

6.       City

7.       Postal code

8.       Original term to maturity

9.       Original amortization term

10.     Current payment amount due

11.       Prepayment penalty total term

12.       Occupancy status

13.       Property type

14.       Original appraised property value

15.       Sale price (if applicable)

16.       Loan purpose

17.       Junior lien balance (if applicable)

18.       Original loan-to-value ratio

19.       Combined loan-to-value ratio

Member of Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. through 10. to the corresponding information set forth on or derived from the “Promissory Note.”

We compared Characteristic 11. to the corresponding information set forth on or derived from Promissory Note or Prepayment Penalty Rider (collectively, the “Prepayment Penalty Rider”).

We compared Characteristic 12. to the corresponding information set forth on or derived from Uniform Residential Loan Application (the “Application”).

We compared Characteristics 13. and 14. to the corresponding information set forth on or derived from Uniform Residential Appraisal Report or DU Underwriting Findings (collectively, the “Appraisal Report”).

We compared Characteristics 15. and 16. (for those Sample Loans for which the “loan purpose” field appearing on the Statistical Data File indicated a “first time home purchase” or “other-than-first-time home purchase”) to the corresponding information set forth on or derived from the “Final Closing Disclosure.”

Further, with respect to Characteristic 16., for those Sample Loans for which the “loan purpose” field appearing on the Statistical Data File indicated a “cash-out” or “rate/term refinance,” we (i) observed that there is no “sales price” indicated on the Final Closing Disclosure and (ii) recalculated the “Amount to the Borrower” as the difference between (a) the original loan amount (as set forth on the Promissory Note) and (b) the sum of (1) the unpaid principal balance of the refinanced first mortgage loan, (2) the unpaid principal balance of any “secondary financing” relating to the subject property and (3) the settlement charges relating to the subject mortgage loan (each as set forth on the Final Closing Disclosure). At the Company’s instruction, we assumed that the loan purpose is (a) a “cash-out” if the Amount to the Borrower was greater than the greater of (i) $2,000 or (ii) 1.00% of the original loan amount (as set forth on the Promissory Note) and (b) a “rate/term refinance” to the extent that it was not.

We compared Characteristic 17. to the corresponding information set forth on or derived from Automated Underwriting System Summary, Uniform Underwriting and Transmittal Summary or Title Report (collectively, the “Lien Summary”).

With respect to Characteristic 18., we recomputed the original loan-to-value ratio by dividing (a) the original loan amount (as set forth on the Promissory Note) by either (b) in the case of a “first time home purchase” or “other-than-first-time home purchase” (as determined from the Final Closing Disclosure), the lesser of (i) the original appraised property value (as set forth on or derived from the Appraisal Report) and (ii) sales price (as set forth on the Final Closing Disclosure) or (c) in the case of a “rate/term refinance” or “cash-out” (as determined above), the original appraised property value (as set forth on or derived from the Appraisal Report).

With respect to Characteristic 19., we recomputed the combined loan-to-value ratio by dividing (a) the sum of (i) original loan amount (as set forth on the Promissory Note) and (ii) the junior lien balance, if any, (as set forth on the Lien Summary) by either (b) in the case of a “first time home purchase” or “other-than-first-time home purchase” (as determined from the Final Closing Disclosure), the lesser of (i) the original appraised property value (as set forth on or derived from the Appraisal Report) and (ii) sales price (as set forth on the Final Closing Disclosure) or (c) in the case of a “rate/term refinance” or “cash-out” (as determined above), the original appraised property value (as set forth on or derived from the Appraisal Report).

For purposes of our procedures and at your instructions:

•	with respect to Characteristic 13., a property type indicated on the Statistical Data File as “dPUD (PUD with “de minimus” monthly HOA dues)” or “PUD (only for use with Single-Family Detached Homes with PUD riders)” and “PUD” (as indicated on the Appraisal Report) are deemed to be “in agreement;”

•	with respect to Characteristic 13., a property type indicated on the Statistical Data File as “Condo, High Rise (5+ stories)” or “Condo, Low Rise (4 or fewer stories)” and “Condominium” (as indicated on the Appraisal Report) are deemed to be “in agreement;”

•	with respect to Characteristic 18., differences of 1.00% are deemed to be “in agreement,” except to the extent that the Statistical Data File identified an original loan-to-value ratio less than or equal to 80.00% and our recomputed original loan-to-value ratio was greater than 80.00%; and

•	with respect to Characteristic 19., differences of 1.00% or less deemed to be “in agreement,” except to the extent that the Statistical Data File identified a combined loan-to-value ratio less than or equal to 100.00% and our recomputed combined loan-to-value ratio was greater than 100.00%.

The mortgage loan documents referred to above and any other documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using photocopies or data imaged facsimiles of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Loan Documents, except as indicated in Appendix A. Supplemental information is contained in Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgage loans underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the mortgage loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

August 6, 2026

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 6, 2026.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	One difference in property type.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 6, 2026.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Appraisal Report

1	OBX2026AHC4000232	Property type	Single Family Detached	PUD

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.